Equity	12 Months Ended
Dec. 31, 2021
Equity.
Equity

Equity and liabilities

17 Equity

Issued capital and capital reserve

in thousands of shares	2021	2020
Common shares as of Jan 1, fully paid	22,118	19,861
Issued shares	—	2,000
Exercise of options	450	256
Common shares issued as of Dec 31, fully paid	22,568	22,118

	as of	as of
in thousands of shares	Dec 31, 2021	Dec 31, 2020
Authorized common shares of EUR 0.12 each	79,000	79,000

Common Shares

In July 2020, the Company completed a follow-on public offering of 3,500,000 common shares of the Company, consisting of 2,000,000 common shares offered by the Company and 1,500,000 common shares offered by selling shareholders at a price to the public of USD 14.00 per common share (i.e. EUR 12.71 per share). Aggregate offering proceeds, net of underwriting discounts, commissions and transaction costs, were EUR 22 million to the Company.

As of December 31 2021, 22,567,971 common shares of Centogene N.V. with a nominal value of EUR 0.12 were issued and fully paid up (2020: 22,117,643). As of December 31, 2021, the authorized, but unissued common share capital amounted to EUR 6,772k (2020: EUR 6,826k).

The holders of common shares are entitled to the Company's approved dividends and other distributions as may be declared from time to time by the Company, and is entitled to vote per share on all matters to be voted at the Company's annual general meetings.

Capital reserve

As of December 31, 2021, capital reserve included a share premium of EUR 106,665k (2020: EUR 107,498k), being amounts paid in by shareholders at the issuance of shares in excess of the par value of the shares issued, net of any transaction costs incurred for the share issuance.

The capital reserve consists of the share premium account and amounts recorded in respect of share-based payments. For additional information on the share-based payments, please refer to note 20.